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                  THIRD AMENDMENT TO STOCK OPTION AGREEMENT AND
                                ESCROW AGREEMENT

     THIS ESCROW AGREEMENT (the "Agreement") dated the 16th day of June, 2000, by and among EUNIVERSE, INC., a Nevada corporation (the "Company"), CHARLES BEILMAN, an individual residing in Wallingford, Connecticut ("Beilman"), and MARTIN, GASPARRINI & CHIOFFI, LLP, a Connecticut limited liability partnership (the "Escrow Agent").

                                    RECITALS:

     1. The Company and Beilman have executed that certain Stock Option Agreement dated as of the 26th day of January, 2000, as amended by the First Amendment to Stock Option Agreement dated as of March 31, 2000 and Second Amendment to Stock Option Agreement dated as of May 31, 2000 (the "Stock Option Agreement"); and

     2. The parties desire to amend the Stock Option Agreement as set forth herein; and

     3. The parties desire for the Escrow Agent to hold and keep secure certain documents delivered in connection with that certain Stock Purchase Agreement by and between the Company, or its assignee, and Beilman dated as of the 16th day of June 2000 (the "Stock Purchase Agreement") and to perform the duties set forth herein;

                                   AGREEMENT:

     NOW, THEREFORE, in consideration of the covenants and agreements contained in the Stock Option Agreement, the Stock Purchase Agreement and this Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. Third Amendment to Stock Option Agreement.

          1.1 The Stock Option Agreement is hereby amended by deleting Paragraph C in Section 2 of the Second Amendment to Stock Option Agreement and inserting the following:

     "C. The parties shall use their best efforts to induce a third party to purchase at least 100,000 shares of Beilman's stock at $1.80 per shares within 10 days from June 14, 2000."

          1.2 Except as otherwise provided herein, the terms and conditions of the Stock Option Agreement shall remain in full force and effect; the representations, warranties and covenants contained in the Stock Option Agreement are true in all material respects on the date hereof; and Section 3 (General Mutual Release) of the Stock Option Agreement shall be deemed given on the date hereof.

     2. Escrow Agent. The Parties do hereby appoint and designate MARTIN, GASPARRINI & CHIOFFI, LLP as the escrow agent for the purposes herein set forth.

     3. Deposit of Documents. Beilman hereby deposits with the Escrow Agent the documents set forth on Exhibit "A" attached hereto (collectively, the "Documents").

     4. Terms. The Parties hereby authorize the Escrow Agent to keep and preserve the Documents in its possession pending the satisfaction or waiver of all of the conditions set forth in the Stock Purchase Agreement. If any one of the parties defaults in any of its obligations set forth in the Stock Purchase Agreement or the Stock Option Agreement, as amended, the party to which such obligation is owed shall have the right to terminate the Stock Purchase Agreement as set forth therein, giving notice to the Escrow Agent of such termination. After receipt of such written notice and evidence that notice of such termination shall have been given to all of the parties, the Escrow Agent shall within five (5) business days deliver the Documents then held by the Escrow Agent to Beilman and the Escrow Agent shall be relieved of any further responsibility. If the Escrow Agent receives a written notice from any one of the parties prior to the delivery of the Documents to withhold the delivery of the Documents, then the Escrow Agent shall not make such delivery until the controversy with respect thereto shall have been resolved in accordance with the Stock Purchase Agreement.

     4. Termination of Escrow. When the Escrow Agent has been instructed by the parties that all conditions in the Stock Purchase Agreement have been satisfied or waived by the parties, the Escrow Agent shall release the Documents from escrow and deliver the Documents to EUI.

     5. Indemnification. The Parties shall, jointly and severally, indemnify, hold harmless and defend Escrow Agent and each of its members, agents and employees ("MGC Indemnities") absolutely and forever, from and against any and all claims, actions, damages, suits, liabilities, obligations, costs, fees, charges, and any other expenses whatsoever, including reasonable attorneys' fees and costs, that may be asserted against any MGC Indemnitee in connection with this Agreement or the performance of Escrow Agent or any MGC Indemnitee hereunder.

     6. Notices. Any notice required or permitted to be given hereunder shall be
(a) in writing, (b) effective on the first business day following the date of receipt, and (c) delivered by one of the following means: (i) by personal delivery; (ii) by prepaid, overnight package delivery or courier service; or
(iii) by the United States Postal Service, first class, certified mail, return receipt requested, postage prepaid. All notices given under this Agreement shall be addressed to the addresses stated below each party's signature hereto, or to new or additional addresses as the parties may be advised in writing.

     7. Miscellaneous Provisions. This Agreement is to be governed by and construed in accordance with the laws of the state of Connecticut. This Agreement shall be binding upon and shall inure to the benefit of the transferees, as well as the successors and assigns of the parties, including any company or corporation with which either party may merge or consolidate. This Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof, and is intended as the parties' final expression and complete and exclusive statement of the terms thereof, superseding all prior or contemporaneous agreements, representations, promises and understandings, whether written or oral. This Agreement may be amended or modified only by an instrument in writing signed by both parties. This Agreement may

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be executed in multiple counterparts, each of which when executed and delivered shall be deemed to be an original but all of which together constitute one and the same instrument. No party hereto shall be held responsible for the failure or delay in performance hereunder where such failure or delay is due to any act of God or of the public enemy, war, compliance with laws, governmental acts or regulations, fire, flood, epidemic, accident, unusually severe weather or other causes substantially similar to the foregoing beyond their reasonable control; provided, however, that any payment obligations incurred prior to such delay shall continue unaffected. Any party whose performance is affected by such force majeure shall promptly give notice to the other party of the occurrence or circumstance upon which it intends to rely to excuse its performance.


                  --------------------------------------------

                    Signatures appear on the following page.





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


     IN WITNESS WHEREOF, each of the Parties and Escrow Agent have caused this Agreement to be duly executed by their respective authorized representatives the day and year first above written.

                                  EUNIVERSE, INC.


                                  By: /s/ Brad Greenspan
                                     ------------------------------------------
                                     Name: Brad Greenspan
                                     Its: Chairman
                                     Address: 101 North Industrial Plains Road
                                              Wallingford, Connecticut 06492


                                     /s/ Charles Beilman
                                     ------------------------------------------
                                     Charles Beilman
                                     Address:  32 Cooke Road
                                               Wallingford, Connecticut 06492


                                  MARTIN, GASPARRINI & CHIOFFI, LLP


                                  By: /s/ Christopher G. Martin
                                      -----------------------------------------
                                      Name:    Christopher G. Martin
                                      Its:     Managing Partner
                                      Address: 1177 Summer Street
                                               Stamford, Connecticut 06905





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                                   EXHIBIT "A"

                               ESCROWED DOCUMENTS

1. eUniverse, Inc. Stock Certificate No. 1932-3 representing 100,000 shares owned by Charles Beilman; and

2.   Stock Power Separate from Certificate.










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